================================================================================
Morgan Stanley DEAN WITTER            [LOGO]                   December 16, 1998
Asset Finance Group
ABS/MBS Capital Markets
================================================================================

                             Computational Materials

                                  $728,250,000

                       UCFC HOME EQUITY LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 1998-D

                $213,750,000 Group II Certificates Offered Herein

                              Home Equity Loan ABS


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================
Morgan Stanley DEAN WITTER            [LOGO]                   December 16, 1998
Asset Finance Group
ABS/MBS Capital Markets
================================================================================

        $213.75 Million UCFC Home Equity Loan Asset-Backed Certificates,
                                  Series 1998-D

                            EMC Mortgage Corporation
                                    Servicer

                             Transaction Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     Payment
       Class Size   Class Size    Tranche Type    Expected Ratings    Average Life   Window To                 Price
Class  ($millions)     (%)        (Pool/Type)    (Moody's/S&P/Fitch)  To Call/Mty   Day Count    Call/Mty    Benchmark    Talk
===============================================================================================================================
AV-1     167.625      74.50%      ARM/Floater       Aaa/AAA/AAA        2.66/2.84    Actual/360   95/212    1-month LIBOR  +[ ]
MV-1      19.125      8.50%      ARM/Mezzanine       Aa2/AA/AA         5.55/6.23    Actual/360   59/156    1-month LIBOR  +[ ]
MV-2      14.625      6.50%      ARM/Mezzanine        A2/A/A           5.55/6.19    Actual/360   59/143    1-month LIBOR  +[ ]
BV-1      12.375      5.50%     ARM/Subordinate     Baa2/BBB/BBB       5.55/6.13    Actual/360   59/127    1-month LIBOR  +[ ]
-------------------------------------------------------------------------------------------------------------------------------
Total   $213.750       --             --                 --                --           --         --           --         --
-------------------------------------------------------------------------------------------------------------------------------

Depositor:                    UCFC Acceptance Corporation.

Servicer:                     EMC Mortgage Corporation, a wholly owned
                              subsidiary of The Bear Stearns Companies Inc.

Servicing Fees:               Base Servicing Fee of 50 bps per annum and a
                              Supplemental Servicing Fee.

Trustee:                      Bankers Trust Company of California, N.A.

Managers:                     MORGAN STANLEY DEAN WITTER (lead manager), Bear,
                              Stearns & Co. (co-manager).

Group II Portfolio:           Conventional adjustable rate home equity loans
                              secured by first lien mortgages only. See
                              "Collateral Description" herein for more detail.

Group II Portfolio Pricing
Prepayment Speed:             For the 3/27 loans, 100% PPC. 100% PPC assumes
                              4.0% CPR in the first month increasing linearly to 30.0% CPR in month 30, remaining constant at 30.0%
                              CPR from months 30 to 40, and reducing to 25% CPR for months 41 and thereafter. For all other ARM products, 28% CPR.

Expected Pricing Date:        Friday, December 18, 1998.

Expected Settlement:          December 30, 1998, through DTC, Euroclear and
                              CEDEL.

Distribution Dates:           The 15th of each month, beginning January, 1999.

Available Funds Cap:          The pass-through rates on Classes AV-1, MV-1,
                              MV-2, and BV-1 are subject to an available funds cap. The available funds cap is equal to the loan rate on the mortgage loans less the servicing fee, trustee fee, and 75 bps per annum.

Clean-up Call:                10% of the original aggregate Group I and Group II
                              mortgage loan principal balance.

Coupon Step Up:               After the Clean-up Call Date, the spread to LIBOR
                              on Classes AV-1, MV-1, MV-2, BV-1 will increase by
                              50 bps.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             Transaction Highlights
                                   (continued)

Tax Status:                   REMIC

ERISA Eligibility:            The Class AV-1 certificates are ERISA eligible.
                              Classes MV-1, MV-2, and BV-1 are not ERISA eligible.

SMMEA Eligibility:            The Class AV-1, MV-1, MV-2, and BV-1 certificates
                              are not SMMEA eligible

Credit Enhancement:           A combination of the following:
                              i)   monthly excess cash flow;
                              ii)  overcollateralization;
                              iii) cross-collateralization with Group I Fixed
                                   Rate Pool; and
                              iv)  subordination of the BV-1, MV-2 and the MV-1.


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                Decrement Tables


                                         Tranche AV-1                                             Tranche MV-1
                                         ------------                                             ------------
                                         ---------                                                ----------
      Date             0%        75%        100%      150%       200%         0%         75%         100%        150%        200%
      ----             --        ---        ----      ----       ----         --         ---         ----        ----        ----

   12/30/1998         100        100        100        100        100         100        100         100          100        100
   12/15/1999          96         84         80        72         63          100        100         100          100        100
   12/15/2000          95         64         54        36         20          100        100         100          100        100
   12/15/2001          94         41         27         4          0          100        100         100          100         0
   12/15/2002          93         26         20         4          0          100         98          74          95          0
   12/15/2003          92         21         15         4          0          100         79          55          45          0
   12/15/2004          91         17         11         4          0          100         63          40          15          0
   12/15/2005          89         13         8          2          0          100         51          30           9          0
   12/15/2006          88         11         6          1          0          100         40          22           6          0
   12/15/2007          86         9          4          1          0          100         32          16           3          0
   12/15/2008          84         7          3          1          0          100         26          12           1          0
   12/15/2009          82         5          2          0          0          100         21          9            0          0
   12/15/2010          80         4          2          0          0          100         16          6            0          0
   12/15/2011          77         3          1          0          0          100         13          5            0          0
   12/15/2012          74         3          1          0          0          100         10          3            0          0
   12/15/2013          71         2          1          0          0          100         8           2            0          0
   12/15/2014          67         2          0          0          0          100         6           0            0          0
   12/15/2015          63         1          0          0          0          100         5           0            0          0
   12/15/2016          59         1          0          0          0          100         4           0            0          0
   12/15/2017          54         1          0          0          0          100         3           0            0          0
   12/15/2018          49         1          0          0          0          100         1           0            0          0
   12/15/2019          43         0          0          0          0          100         0           0            0          0
   12/15/2020          36         0          0          0          0          100         0           0            0          0
   12/15/2021          29         0          0          0          0          100         0           0            0          0
   12/15/2022          24         0          0          0          0          91          0           0            0          0
   12/15/2023          20         0          0          0          0          77          0           0            0          0
   12/15/2024          16         0          0          0          0          61          0           0            0          0
   12/15/2025          12         0          0          0          0          43          0           0            0          0
   12/15/2026          6          0          0          0          0          24          0           0            0          0
   12/15/2027          1          0          0          0          0           4          0           0            0          0
   12/15/2028          0          0          0          0          0           0          0           0            0          0
  Average Life       18.19       3.65       2.84      1.79       1.30        26.50       8.26        6.23        5.22        2.70
   First Prin      1/15/1999  1/15/1999  1/15/1999  1/15/1999  1/15/1999   4/15/2022  11/15/2002  1/15/2002   12/15/2002  7/15/2001
    Last Prin      4/15/2028  7/15/2021  8/15/2016  5/15/2010  7/15/2001   3/15/2028  10/15/2019  12/15/2014   4/15/2009  11/15/2001
Avg. Life to Call    18.13       3.40       2.66      1.68       1.30        26.27       7.33        5.55        4.73        2.70
                                         ---------                                                ----------


 Note: Scenarios delineated based on percentage of prepayment speed assumption.


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                Decrement Tables
                                   (continued)

                                        Tranche MV-2                                              Tranche BV-1
                                       -------------                                             -------------
                                          ----------                                                 ---------
      Date             0%        75%         100%       150%        200%         0%         75%         100%      150%        200%
      ----             --        ---         ----       ----        ----         --         ---         ----      ----        ----
   12/30/1998         100        100         100         100         100         100        100         100        100        100
   12/15/1999         100        100         100         100         100         100        100         100        100        100
   12/15/2000         100        100         100         100         100         100        100         100        100        100
   12/15/2001         100        100         100         100         77          100        100         100        100        100
   12/15/2002         100         98          74         39          77          100         98          74        39          38
   12/15/2003         100         79          55         24          46          100         79          55        24          9
   12/15/2004         100         63          40         15          23          100         63          40        15          1
   12/15/2005         100         51          30          9           8          100         51          30         9          0
   12/15/2006         100         40          22          6           0          100         40          22         4          0
   12/15/2007         100         32          16          2           0          100         32          16         0          0
   12/15/2008         100         26          12          0           0          100         26          12         0          0
   12/15/2009         100         21          9           0           0          100         21          9          0          0
   12/15/2010         100         16          6           0           0          100         16          6          0          0
   12/15/2011         100         13          5           0           0          100         13          2          0          0
   12/15/2012         100         10          2           0           0          100         10          0          0          0
   12/15/2013         100         8           0           0           0          100         8           0          0          0
   12/15/2014         100         6           0           0           0          100         5           0          0          0
   12/15/2015         100         5           0           0           0          100         2           0          0          0
   12/15/2016         100         4           0           0           0          100         0           0          0          0
   12/15/2017         100         1           0           0           0          100         0           0          0          0
   12/15/2018         100         0           0           0           0          100         0           0          0          0
   12/15/2019         100         0           0           0           0          100         0           0          0          0
   12/15/2020         100         0           0           0           0          100         0           0          0          0
   12/15/2021         100         0           0           0           0          100         0           0          0          0
   12/15/2022          91         0           0           0           0          91          0           0          0          0
   12/15/2023          77         0           0           0           0          77          0           0          0          0
   12/15/2024          61         0           0           0           0          61          0           0          0          0
   12/15/2025          43         0           0           0           0          43          0           0          0          0
   12/15/2026          24         0           0           0           0          24          0           0          0          0
   12/15/2027          3          0           0           0           0           0          0           0          0          0
   12/15/2028          0          0           0           0           0           0          0           0          0          0
  Average Life       26.49       8.22        6.19       4.53        4.93        26.49       8.14        6.13      4.32        4.02
   First Prin      4/15/2022  11/15/2002  1/15/2002   6/15/2002  11/15/2001   4/15/2022  11/15/2002  1/15/2002  3/15/2002  6/15/2002
    Last Prin      2/15/2028  6/15/2018   11/15/2013  7/15/2008  12/15/2006  12/15/2027  11/15/2016  7/15/2012  9/15/2007  2/15/2005
Avg. Life to Call    26.27       7.33        5.55       4.13        3.47        26.27       7.33        5.55      3.96        3.60
                                          ----------                                                 ---------


 Note: Scenarios delineated based on percentage of prepayment speed assumption.


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       UCFC 1998-D Collateral Description

        Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

                                            ARM Home Equity Loans - Group II

Aggregate Pool Balance:                     $173,471,706.45

Number of Loans:                            2,080

Average Outstanding Balance:                $83,400 (min: $7,745 / max:
                                            $520,000)

Total Original Balance:                     $173,654,970

Average Original Balance:                   $83,488 (min: $7,800 / max:
                                            $520,000)

Lien Position:                              100% first liens

WA Original Combined Loan to Value Ratio:   81.92% (58.07% >80%, min: 9.60% /
                                            max: 100.00%)

Loan Type:                                  a)   84.01% 3-year fixed/6-month ARM
                                            b)   13.20% 6-month ARM
                                            c)   1.60% 2-year fixed/6-month ARM
                                            d)   0.79% 3-year fixed/1-year ARM
                                            e)   0.40% 6-month/1-year

WA Original Term:                           350 months (0.09% < 180-mo., 93.48%
                                            = 360-mo.; min: 120 / max: 360)

WA Remaining Term:                          349 months (min: 118 / max: 360)

WA Seasoning:                               2 months

Interest Rate Index:                        a)   98.81% 6-month LIBOR
                                            b)   1.19% 1-year CMT

Latest Scheduled Maturity:                  January 1, 2029

Property Type:                              a)   91.00% single family
                                            b)   3.35% 2-4 family
                                            c)   3.05% condominium
                                            d)   1.94% PUD
                                            e)   0.66% other

Owner Occupancy:                            a)   97.96% owner occupied
                                            b)   1.91% investor property
                                            c)   0.13% second home

Geographic Distribution (> 5%):             CA (16.75%), OH (7.96%), MI (7.27%)

WA Gross Coupon:                            9.993% (current, min: 6.375%/ max:
                                            13.250%)

WA Gross Margin:                            5.458% (current, min: 2.750%/ max:
                                            9.250%)

WA Months to Roll:                          31.3 months

WA Floor:                                   8.92%


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          UCFC 1998-D Collateral Detail

                              Adjustable Rate Loans
                                        -
    Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

--------------------------------------------------------------------------------
                                                                      % of
                                        #            Total            Total
                                       of           Current          Current
Adjustment Type                       Loans         Balance          Balance
--------------------------------------------------------------------------------
ARM                                   2,080      173,471,706.45      100.00
--------------------------------------------------------------------------------
Total:                                2,080      173,471,706.45      100.00
--------------------------------------------------------------------------------


                                                                       % of
                                        #            Total             Total
                                       of           Current           Current
Product Type (1)                      Loans         Balance           Balance
--------------------------------------------------------------------------------
ARM - 3 Year/6 Month                  1,798      145,742,252.78        84.01
--------------------------------------------------------------------------------
ARM - 6 Month                           235       22,892,626.68        13.20
--------------------------------------------------------------------------------
ARM - 2 Year/6 Month                     15        2,781,184.97         1.60
--------------------------------------------------------------------------------
ARM - 3 Year/1 Year                      19        1,365,156.77         0.79
--------------------------------------------------------------------------------
ARM - 6 Month/1 Year                     13          690,485.25         0.40
--------------------------------------------------------------------------------
Total:                                2,080      173,471,706.45       100.00
--------------------------------------------------------------------------------

(1) Calculated based on Monthly Terms.


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

    Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

--------------------------------------------------------------------------------
                                                                        % of
                                         #            Total            Total
                                        of           Current          Current
Mortgage Rates (%)                     Loans         Balance          Balance
--------------------------------------------------------------------------------
6.26 - 6.50                              2           133,226.61         0.08
--------------------------------------------------------------------------------
6.51 - 6.75                              2           130,194.46         0.08
--------------------------------------------------------------------------------
7.01 - 7.25                              3           240,713.80         0.14
--------------------------------------------------------------------------------
7.26 - 7.50                              6         1,110,424.86         0.64
--------------------------------------------------------------------------------
7.51 - 7.75                              8         1,705,500.09         0.98
--------------------------------------------------------------------------------
7.76 - 8.00                             22         3,678,922.39         2.12
--------------------------------------------------------------------------------
8.01 - 8.25                             29         4,474,159.15         2.58
--------------------------------------------------------------------------------
8.26 - 8.50                             61         8,541,420.51         4.92
--------------------------------------------------------------------------------
8.51 - 8.75                             83        11,114,764.82         6.41
--------------------------------------------------------------------------------
8.76 - 9.00                             92        10,384,149.23         5.99
--------------------------------------------------------------------------------
9.01 - 9.25                             98        10,106,785.35         5.83
--------------------------------------------------------------------------------
9.26 - 9.50                            160        13,798,107.91         7.95
--------------------------------------------------------------------------------
9.51 - 9.75                             93         9,070,325.13         5.23
--------------------------------------------------------------------------------
9.76 - 10.00                           246        20,689,025.52        11.93
--------------------------------------------------------------------------------
10.01 - 10.25                          132        10,873,884.82         6.27
--------------------------------------------------------------------------------
10.26 - 10.50                          119         9,314,713.23         5.37
--------------------------------------------------------------------------------
10.51 - 10.75                          293        20,066,970.07        11.57
--------------------------------------------------------------------------------
10.76 - 11.00                           94         7,890,086.97         4.55
--------------------------------------------------------------------------------
11.01 - 11.25                          109         6,810,497.56         3.93
--------------------------------------------------------------------------------
11.26 - 11.50                           32         2,058,535.26         1.19
--------------------------------------------------------------------------------
11.51 - 11.75                          251        13,431,657.28         7.74
--------------------------------------------------------------------------------
11.76 - 12.00                           17         1,068,328.62         0.62
--------------------------------------------------------------------------------
12.01 - 12.25                           91         4,949,228.08         2.85
--------------------------------------------------------------------------------
12.26 - 12.50                            4           254,586.23         0.15
--------------------------------------------------------------------------------
12.51 - 12.75                           31         1,517,420.88         0.87
--------------------------------------------------------------------------------
12.76 - 13.00                            1            37,414.38         0.02
--------------------------------------------------------------------------------
13.01 >=                                 1            20,663.24         0.01
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45       100.00
--------------------------------------------------------------------------------


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

    Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

 -------------------------------------------------------------------------------
                                                                          % of
                                       #            Total                 Total
 Original Mortgage Loan               of           Current               Current
 Principal Balance ($)               Loans         Balance               Balance
 -------------------------------------------------------------------------------
 1 - 25,000                             78         1,591,423.55            0.92
 -------------------------------------------------------------------------------
 25,001 - 50,000                       538        21,033,604.58           12.13
 -------------------------------------------------------------------------------
 50,001 - 75,000                       612        38,117,159.34           21.97
 -------------------------------------------------------------------------------
 75,001 - 100,000                      326        27,928,336.14           16.10
 -------------------------------------------------------------------------------
 100,001 - 125,000                     196        21,899,839.16           12.62
 -------------------------------------------------------------------------------
 125,001 - 150,000                     110        14,830,376.21            8.55
 -------------------------------------------------------------------------------
 150,001 - 175,000                      70        11,391,211.06            6.57
 -------------------------------------------------------------------------------
 175,001 - 200,000                      46         8,545,518.46            4.93
 -------------------------------------------------------------------------------
 200,001 - 225,000                      26         5,507,190.58            3.17
 -------------------------------------------------------------------------------
 225,001 - 250,000                      25         5,984,516.32            3.45
 -------------------------------------------------------------------------------
 250,001 - 275,000                      15         3,917,383.64            2.26
 -------------------------------------------------------------------------------
 275,001 - 300,000                      13         3,768,549.62            2.17
 -------------------------------------------------------------------------------
 300,001 >=                             25         8,956,597.79            5.16
 -------------------------------------------------------------------------------
 Total:                              2,080       173,471,706.45          100.00
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          % of
                                       #              Total               Total
Current Mortgage Loan                 of             Current             Current
Principal Balance ($)                Loans           Balance             Balance
--------------------------------------------------------------------------------
0.01 - 25,000.00                        79         1,616,420.15            0.93
--------------------------------------------------------------------------------
25,000.01 - 50,000.00                  538        21,039,799.39           12.13
--------------------------------------------------------------------------------
50,000.01 - 75,000.00                  611        38,085,967.93           21.96
--------------------------------------------------------------------------------
75,000.01 - 100,000.00                 328        28,124,975.31           16.21
--------------------------------------------------------------------------------
100,000.01 - 125,000.00                194        21,703,199.99           12.51
--------------------------------------------------------------------------------
125,000.01 - 150,000.00                110        14,830,376.21            8.55
--------------------------------------------------------------------------------
150,000.01 - 175,000.00                 70        11,391,211.06            6.57
--------------------------------------------------------------------------------
175,000.01 - 200,000.00                 46         8,545,518.46            4.93
--------------------------------------------------------------------------------
200,000.01 - 225,000.00                 26         5,507,190.58            3.17
--------------------------------------------------------------------------------
225,000.01 - 250,000.00                 25         5,984,516.32            3.45
--------------------------------------------------------------------------------
250,000.01 - 275,000.00                 15         3,917,383.64            2.26
--------------------------------------------------------------------------------
275,000.01 - 300,000.00                 13         3,768,549.62            2.17
--------------------------------------------------------------------------------
300,000.01 >=                           25         8,956,597.79            5.16
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

    Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

--------------------------------------------------------------------------------
                                                                          % of
Original                               #              Total               Total
Combined                              of             Current             Current
Loan-to-Value Ratio                  Loans           Balance             Balance
--------------------------------------------------------------------------------
5.01 - 10.00                             1            24,200.00            0.01
--------------------------------------------------------------------------------
10.01 - 15.00                            1            22,766.93            0.01
--------------------------------------------------------------------------------
15.01 - 20.00                            1            25,200.00            0.01
--------------------------------------------------------------------------------
20.01 - 25.00                            6           184,226.05            0.11
--------------------------------------------------------------------------------
25.01 - 30.00                            6           270,254.76            0.16
--------------------------------------------------------------------------------
30.01 - 35.00                           11           354,612.09            0.20
--------------------------------------------------------------------------------
35.01 - 40.00                           17           796,783.54            0.46
--------------------------------------------------------------------------------
40.01 - 45.00                           19         1,146,395.26            0.66
--------------------------------------------------------------------------------
45.01 - 50.00                           26         1,494,715.18            0.86
--------------------------------------------------------------------------------
50.01 - 55.00                           25         1,856,620.88            1.07
--------------------------------------------------------------------------------
55.01 - 60.00                           34         1,964,393.93            1.13
--------------------------------------------------------------------------------
60.01 - 65.00                           56         4,185,924.19            2.41
--------------------------------------------------------------------------------
65.01 - 70.00                           97         8,428,728.35            4.86
--------------------------------------------------------------------------------
70.01 - 75.00                          153        12,120,437.82            6.99
--------------------------------------------------------------------------------
75.01 - 80.00                          412        39,864,121.26           22.98
--------------------------------------------------------------------------------
80.01 - 85.00                          315        28,281,709.49           16.30
--------------------------------------------------------------------------------
85.01 - 90.00                          462        40,949,989.28           23.61
--------------------------------------------------------------------------------
90.01 - 95.00                          297        22,266,431.10           12.84
--------------------------------------------------------------------------------
95.01 - 100.00                         141         9,234,196.34            5.32
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                       #              Total               Total
                                      of             Current             Current
Margin (%)                           Loans           Balance             Balance
--------------------------------------------------------------------------------
0.01 - 4.00                            169        15,248,154.17            8.79
--------------------------------------------------------------------------------
4.01 - 4.25                             59         5,171,523.56            2.98
--------------------------------------------------------------------------------
4.26 - 4.50                            234        18,297,560.58           10.55
--------------------------------------------------------------------------------
4.51 - 4.75                             43         3,783,606.14            2.18
--------------------------------------------------------------------------------
4.76 - 5.00                            144        16,805,808.37            9.69
--------------------------------------------------------------------------------
5.01 - 5.25                            348        28,094,392.50           16.20
--------------------------------------------------------------------------------
5.26 - 5.50                             54         5,318,037.20            3.07
--------------------------------------------------------------------------------
5.51 - 5.75                            302        23,566,995.46           13.59
--------------------------------------------------------------------------------
5.76 - 6.00                            277        18,002,420.09           10.38
--------------------------------------------------------------------------------
6.01 - 6.25                             68         6,554,105.71            3.78
--------------------------------------------------------------------------------
6.26 - 6.50                            193        11,837,500.38            6.82
--------------------------------------------------------------------------------
6.51 - 6.75                             39         5,279,559.78            3.04
--------------------------------------------------------------------------------
6.76 - 7.00                             48         4,964,073.20            2.86
--------------------------------------------------------------------------------
7.01 >=                                102        10,547,969.31            6.08
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

    Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

 -------------------------------------------------------------------------------
                                                                          % of
                                       #              Total               Total
                                      of             Current             Current
 Maximum Mortgage Rates (%)          Loans           Balance             Balance
 -------------------------------------------------------------------------------
 0.01 - 14.00                           27         5,088,534.26            2.93
 -------------------------------------------------------------------------------
 14.01 - 14.25                          23         3,397,708.95            1.96
 -------------------------------------------------------------------------------
 14.26 - 14.50                          59         8,258,001.34            4.76
 -------------------------------------------------------------------------------
 14.51 - 14.75                          75        10,014,760.10            5.77
 -------------------------------------------------------------------------------
 14.76 - 15.00                          95        10,887,864.30            6.28
 -------------------------------------------------------------------------------
 15.01 - 15.25                          99        10,489,793.77            6.05
 -------------------------------------------------------------------------------
 15.26 - 15.50                         158        13,478,563.69            7.77
 -------------------------------------------------------------------------------
 15.51 - 15.75                         100         9,954,288.27            5.74
 -------------------------------------------------------------------------------
 15.76 - 16.00                         250        21,066,088.80           12.14
 -------------------------------------------------------------------------------
 16.01 - 16.25                         141        12,064,838.80            6.95
 -------------------------------------------------------------------------------
 16.26 - 16.50                         124        10,257,082.30            5.91
 -------------------------------------------------------------------------------
 16.51 - 16.75                         292        19,731,337.37           11.37
 -------------------------------------------------------------------------------
 16.76 - 17.00                          92         7,830,533.74            4.51
 -------------------------------------------------------------------------------
 17.01 - 17.25                         109         6,810,497.56            3.93
 -------------------------------------------------------------------------------
 17.26 - 17.50                          35         2,278,851.79            1.31
 -------------------------------------------------------------------------------
 17.51 - 17.75                         251        13,707,840.91            7.90
 -------------------------------------------------------------------------------
 17.76 - 18.00                          19         1,175,913.46            0.68
 -------------------------------------------------------------------------------
 18.01 >=                              131         6,979,207.04            4.02
 -------------------------------------------------------------------------------
 Total:                              2,080       173,471,706.45          100.00
 -------------------------------------------------------------------------------


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

    Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

--------------------------------------------------------------------------------
                                                                         % of
                                       #              Total               Total
                                      of             Current             Current
Minimum Mortgage Rates (%)           Loans           Balance             Balance
--------------------------------------------------------------------------------
0.01 - 6.00                             17         3,736,083.29            2.15
--------------------------------------------------------------------------------
6.01 - 6.25                             10         1,552,450.15            0.89
--------------------------------------------------------------------------------
6.26 - 6.50                             28         4,426,265.87            2.55
--------------------------------------------------------------------------------
6.51 - 6.75                             33         4,474,498.98            2.58
--------------------------------------------------------------------------------
6.76 - 7.00                             24         2,678,375.62            1.54
--------------------------------------------------------------------------------
7.01 - 7.25                             47         4,772,634.46            2.75
--------------------------------------------------------------------------------
7.26 - 7.50                             77         8,078,786.26            4.66
--------------------------------------------------------------------------------
7.51 - 7.75                             55         6,103,721.86            3.52
--------------------------------------------------------------------------------
7.76 - 8.00                            128        13,151,395.19            7.58
--------------------------------------------------------------------------------
8.01 - 8.25                             97         9,825,773.27            5.66
--------------------------------------------------------------------------------
8.26 - 8.50                            149        13,088,436.44            7.54
--------------------------------------------------------------------------------
8.51 - 8.75                            116        12,362,804.06            7.13
--------------------------------------------------------------------------------
8.76 - 9.00                            219        18,581,089.24           10.71
--------------------------------------------------------------------------------
9.01 - 9.25                             90         8,434,906.18            4.86
--------------------------------------------------------------------------------
9.26 - 9.50                             78         5,845,137.49            3.37
--------------------------------------------------------------------------------
9.51 - 9.75                            238        15,343,457.89            8.84
--------------------------------------------------------------------------------
9.76 - 10.00                            56         5,264,169.13            3.03
--------------------------------------------------------------------------------
10.01 >=                               618        35,751,721.07           20.61
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                                          % of
                                       #              Total               Total
                                      of             Current             Current
Next Rate Adjustment Date            Loans           Balance             Balance
--------------------------------------------------------------------------------
1999                                   235        22,555,975.53           13.00
--------------------------------------------------------------------------------
2000                                    23         3,817,526.54            2.20
--------------------------------------------------------------------------------
2001                                 1,336       112,056,133.88           64.60
--------------------------------------------------------------------------------
2002                                   485        34,985,070.50           20.17
--------------------------------------------------------------------------------
2003                                     1            57,000.00            0.03
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

    Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

--------------------------------------------------------------------------------
                                                                          % of
                                        #            Total                Total
                                       of           Current              Current
Months to Next Rate Adjustment        Loans         Balance              Balance
--------------------------------------------------------------------------------
2                                        5           869,000.22            0.50
--------------------------------------------------------------------------------
3                                       35         4,973,016.79            2.87
--------------------------------------------------------------------------------
4                                       48         5,268,326.09            3.04
--------------------------------------------------------------------------------
5                                       39         2,921,453.00            1.68
--------------------------------------------------------------------------------
6 - 11                                 105         8,378,486.70            4.83
--------------------------------------------------------------------------------
12 - 23                                 16         1,985,906.85            1.14
--------------------------------------------------------------------------------
24 - 35                                934        77,926,075.67           44.92
--------------------------------------------------------------------------------
36 - 47                                897        71,092,441.13           40.98
--------------------------------------------------------------------------------
48 - 59                                  1            57,000.00            0.03
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                         % of
                                          #         Total                Total
                                         of        Current              Current
Index Type                              Loans      Balance              Balance
--------------------------------------------------------------------------------
Libor - 6 Month                         2,048    171,416,064.43           98.81
--------------------------------------------------------------------------------
Treasury - 1 Year                          32      2,055,642.02            1.19
--------------------------------------------------------------------------------
Total:                                  2,080    173,471,706.45          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                          #          Total                Total
                                         of         Current              Current
Balloon                                 Loans       Balance              Balance
--------------------------------------------------------------------------------
Non-Balloon                             2,080    173,471,706.45          100.00
--------------------------------------------------------------------------------
Total:                                  2,080    173,471,706.45          100.00
--------------------------------------------------------------------------------


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

    Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

--------------------------------------------------------------------------------
                                                                          % of
                                       #              Total               Total
                                      of             Current             Current
Original Term                        Loans           Balance             Balance
--------------------------------------------------------------------------------
120 - 179                                5           159,530.73            0.09
--------------------------------------------------------------------------------
180 - 239                              134         5,286,069.64            3.05
--------------------------------------------------------------------------------
240 - 299                              124         5,864,825.80            3.38
--------------------------------------------------------------------------------
360 =                                1,817       162,161,280.28           93.48
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                       #              Total               Total
                                      of             Current             Current
Seasoning                            Loans           Balance             Balance
--------------------------------------------------------------------------------
=< 0                                   578        42,713,681.50           24.62
--------------------------------------------------------------------------------
1 - 12                               1,497       130,479,143.03           75.22
--------------------------------------------------------------------------------
13 - 24                                  4           217,049.88            0.13
--------------------------------------------------------------------------------
109 - 120                                1            61,832.04            0.04
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                       #              Total               Total
Remaining Term                        of             Current             Current
to Maturity                          Loans           Balance             Balance
--------------------------------------------------------------------------------
109 - 120                                5           159,530.73            0.09
--------------------------------------------------------------------------------
169 - 180                              133         5,267,569.64            3.04
--------------------------------------------------------------------------------
181 - 192                                1            18,500.00            0.01
--------------------------------------------------------------------------------
229 - 240                              124         5,864,825.80            3.38
--------------------------------------------------------------------------------
241 - 252                                1            61,832.04            0.04
--------------------------------------------------------------------------------
337 - 348                                6           679,252.04            0.39
--------------------------------------------------------------------------------
349 - 360                            1,810       161,420,196.20           93.05
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                       #              Total               Total
                                      of             Current             Current
Year of Origination                  Loans           Balance             Balance
--------------------------------------------------------------------------------
1988                                     1            61,832.04            0.04
--------------------------------------------------------------------------------
1997                                     6           679,252.04            0.39
--------------------------------------------------------------------------------
1998                                 2,073       172,730,622.37           99.57
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

    Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

--------------------------------------------------------------------------------
                                                                          % of
                                       #              Total               Total
Maturity                              of             Current             Current
Date                                 Loans           Balance             Balance
--------------------------------------------------------------------------------
2008                                     5           159,530.73            0.09
--------------------------------------------------------------------------------
2013                                   129         5,099,569.64            2.94
--------------------------------------------------------------------------------
2014                                     5           186,500.00            0.11
--------------------------------------------------------------------------------
2018                                   120         5,600,525.80            3.23
--------------------------------------------------------------------------------
2019                                     5           326,132.04            0.19
--------------------------------------------------------------------------------
2027                                     6           679,252.04            0.39
--------------------------------------------------------------------------------
2028                                 1,768       157,692,296.20           90.90
--------------------------------------------------------------------------------
2029                                    42         3,727,900.00            2.15
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                       % of
Geographic                              #            Total            Total
Distribution                           of           Current          Current
by Balance                            Loans         Balance          Balance
--------------------------------------------------------------------------------
California                           173         29,061,021.26            16.75
--------------------------------------------------------------------------------
Ohio                                 213         13,805,196.71             7.96
--------------------------------------------------------------------------------
Michigan                             183         12,608,602.77             7.27
--------------------------------------------------------------------------------
New York                              75          8,502,662.49             4.90
--------------------------------------------------------------------------------
North Carolina                       101          8,347,134.32             4.81
--------------------------------------------------------------------------------
Indiana                              138          7,613,004.18             4.39
--------------------------------------------------------------------------------
Georgia                               67          6,316,409.93             3.64
--------------------------------------------------------------------------------
Mississippi                           79          5,717,844.03             3.30
--------------------------------------------------------------------------------
Tennessee                             76          5,604,809.56             3.23
--------------------------------------------------------------------------------
Florida                               55          4,616,751.60             2.66
--------------------------------------------------------------------------------
South Carolina                        43          4,217,870.46             2.43
--------------------------------------------------------------------------------
Louisiana                             58          3,736,167.14             2.15
--------------------------------------------------------------------------------
Virginia                              45          3,682,597.74             2.12
--------------------------------------------------------------------------------
Colorado                              36          3,655,529.97             2.11
--------------------------------------------------------------------------------
Kentucky                              59          3,525,096.39             2.03
--------------------------------------------------------------------------------
New Jersey                            34          3,469,824.76             2.00
--------------------------------------------------------------------------------
Pennsylvania                          50          3,414,041.25             1.97
--------------------------------------------------------------------------------
Massachusetts                         27          3,374,719.28             1.95
--------------------------------------------------------------------------------
Utah                                  34          3,245,474.02             1.87
--------------------------------------------------------------------------------
Kansas                                64          3,008,234.84             1.73
--------------------------------------------------------------------------------
Oklahoma                              49          2,916,944.37             1.68
--------------------------------------------------------------------------------
Maine                                 36          2,916,683.32             1.68
--------------------------------------------------------------------------------
Maryland                              27          2,811,025.75             1.62
--------------------------------------------------------------------------------
Illinois                              57          2,775,554.28             1.60
--------------------------------------------------------------------------------
Connecticut                           21          2,237,015.22             1.29
--------------------------------------------------------------------------------
Oregon                                18          2,186,766.89             1.26
--------------------------------------------------------------------------------
Washington                            15          2,084,678.50             1.20
--------------------------------------------------------------------------------


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

    Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

--------------------------------------------------------------------------------
Iowa                                    33         1,994,575.27            1.15
--------------------------------------------------------------------------------
Arizona                                 21         1,872,111.56            1.08
--------------------------------------------------------------------------------
Alabama                                 20         1,778,618.02            1.03
--------------------------------------------------------------------------------
New Hampshire                           22         1,744,145.48            1.01
--------------------------------------------------------------------------------
Missouri                                25         1,719,392.98            0.99
--------------------------------------------------------------------------------
Texas                                   27         1,569,462.31            0.90
--------------------------------------------------------------------------------
West Virginia                           20         1,243,826.25            0.72
--------------------------------------------------------------------------------
Wisconsin                               12         1,151,095.90            0.66
--------------------------------------------------------------------------------
Arkansas                                17           876,738.07            0.51
--------------------------------------------------------------------------------
New Mexico                              10           854,060.27            0.49
--------------------------------------------------------------------------------
District of Columbia                     4           810,989.97            0.47
--------------------------------------------------------------------------------
Minnesota                               13           658,978.60            0.38
--------------------------------------------------------------------------------
Nebraska                                 8           573,748.31            0.33
--------------------------------------------------------------------------------
Idaho                                    7           457,334.97            0.26
--------------------------------------------------------------------------------
Nevada                                   3           300,738.15            0.17
--------------------------------------------------------------------------------
Rhode Island                             2           234,643.72            0.14
--------------------------------------------------------------------------------
Vermont                                  1            91,960.59            0.05
--------------------------------------------------------------------------------
Montana                                  1            49,725.00            0.03
--------------------------------------------------------------------------------
Wyoming                                  1            37,900.00            0.02
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                       #             Total                Total
                                      of            Current              Current
Property Type                        Loans          Balance              Balance
--------------------------------------------------------------------------------
Single Family Detached               1,937       157,859,657.30           91.00
--------------------------------------------------------------------------------
Condominium                             51         5,293,590.85            3.05
--------------------------------------------------------------------------------
Duplex                                  40         4,198,772.49            2.42
--------------------------------------------------------------------------------
PUD                                     21         3,362,851.69            1.94
--------------------------------------------------------------------------------
Fourplex                                11         1,218,337.64            0.70
--------------------------------------------------------------------------------
Townhouse                                6           502,746.79            0.29
--------------------------------------------------------------------------------
Triplex                                  4           399,744.94            0.23
--------------------------------------------------------------------------------
Rowhouse                                 4           256,167.04            0.15
--------------------------------------------------------------------------------
Manufactured Housing                     4           240,875.75            0.14
--------------------------------------------------------------------------------
Modular Housing                          2           138,961.96            0.08
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

    Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

--------------------------------------------------------------------------------
                                                                          % of
                                       #              Total               Total
                                      of             Current             Current
Occupancy                            Loans           Balance             Balance
--------------------------------------------------------------------------------
Primary                              2,032       169,936,318.29           97.96
--------------------------------------------------------------------------------
Investment                              46         3,312,779.93            1.91
--------------------------------------------------------------------------------
Second Home                              2           222,608.23            0.13
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                       #             Total                Total
Lien                                  of            Current              Current
Position                             Loans          Balance              Balance
--------------------------------------------------------------------------------
1st Lien                             2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------
Total:                               2,080       173,471,706.45          100.00
--------------------------------------------------------------------------------


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety
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addition, please note that this information has been provided by Morgan Stanley
& Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.